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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: October 20, 2005
                Date of earliest event reported: October 20, 2005

                                 PFIZER INC.
           (Exact name of registrant as specified in its charter)

          Delaware                      1-3619                    13-5315170
(State or other jurisdiction       (Commission File            (I.R.S. Employer
     of incorporation)                 (Number)              Identification No.)

               235 East 42nd Street                                 10017
                New York, New York                                (Zip Code)

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 20, 2005, Pfizer Inc. (the "Company" or "Pfizer") issued a press release announcing its financial results for the third quarter of 2005. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1 - Press Release of Pfizer Inc. dated October 20, 2005, reporting
               Pfizer's financial results for the third quarter of 2005.
               Exhibit 99.1 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                    PFIZER INC.

                                    By:    /s/ Margaret M. Foran
                                           -------------------------------
                                           Margaret M. Foran
                                    Title: Senior Vice President-Corporate
                                           Governance, Associate General
                                           Counsel and Secretary

Dated: October 20, 2005

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    --------------------------------------------------------------
99.1           Press Release of Pfizer Inc. dated October 20, 2005, reporting
               Pfizer's financial results for the third quarter of 2005.